SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 25, 2005
                         Commission File No.: 000-28375

                            SILVERADO FINANCIAL INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                                        86-0824125
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                      5976 W. Las Positas Blvd., Suite 116
                              Pleasanton , CA 94588
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                    (Address of principal executive offices)

                                 (925) 227-1500
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                            (Issuer telephone number)

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                   (Former name, if changed since last report)

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                 (Former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))

Changes in Certifying Accountant

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 25, 2005, the Company's Board of Directors approved the dismissal of its principal accountant, Epstein Weber Conover, CPA, P.C. of Scottsdale, Arizona. The former accountant's reports for the previous last two years reflected an uncertainty as to the Company's ability to continue as a going concern. For the previous two years and any subsequent interim period preceding the dismissal, there were no disagreements with Epstein Weber Conover on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Epstein Weber Conover would have caused Epstein Weber Conover to make reference to the matter in their reports.

On January 25, 2005, the Company engaged Sallman Yang & Alameda, CPA, Certified Public Accountants of Pleasanton, California as its new Certifying Accountant. The Company did not have any consulting arrangements with Sallman, Yang & Alameda, Certified Public Accountants during the previous two fiscal years prior to their appointment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Silverado Financial Inc.
                                               By:  /s/ John Hartman
February 3, 2005                              ----------------------------
                                                        John Hartman
                                                        President